UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2015

ROCK-TENN COMPANY

(Exact name of registrant as specified in its charter)

Georgia	001-12613	62-0342590
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 24, 2015, Rock-Tenn Company, a Georgia corporation (the “Company”), held a special meeting of its shareholders (the “Special Meeting”). The proposals submitted to the Company’s shareholders at the Special Meeting were:

●
the approval of the Second Amended and Restated Business Combination Agreement, dated as of April 17, 2015 and amended as of May 5, 2015 (the “Business Combination Agreement”), between the Company, MeadWestvaco Corporation, a Delaware corporation (“MWV”), WestRock Company (formerly known as Rome-Milan Holdings, Inc.), a Delaware corporation, Rome Merger Sub, Inc., a Georgia corporation, and Milan Merger Sub, LLC, a Delaware limited liability company (the “BCA Proposal”); and

●
the approval on a non-binding, advisory basis of the compensation that may become payable to the Company’s named executive officers in connection with the consummation of the combination contemplated by the Business Combination Agreement (the “Advisory Compensation Proposal”).

The BCA Proposal and the Advisory Compensation Proposal are each described in greater detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on May 21, 2015. The voting results for the BCA Proposal and the Advisory Compensation Proposal, including the number of votes cast for, against or withheld, and the number of abstentions and non-votes, with respect to each such proposal, are set forth below. The Company’s shareholders voted to approve the BCA Proposal and the Advisory Compensation Proposal.  In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes from the Company’s shareholders to approve the BCA Proposal.  As there were sufficient votes from the Company’s shareholders to approve the BCA Proposal, adjournment of the Special Meeting to solicit additional proxies was unnecessary and such proposal was not submitted to the Company’s shareholders for approval at the Special Meeting.

BCA Proposal

FOR	AGAINST	ABSTAIN	NON-VOTES
112,690,894	434,124	2,875,799	0

Advisory Compensation Proposal

FOR	AGAINST	ABSTAIN	NON-VOTES
110,572,668	3,319,375	2,108,774	0

Item 8.01. Other Items.

On June 24, 2015, the Company and MWV issued a joint press release announcing the results of the Special Meeting and the special meeting of MWV’s stockholders held on the same day, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	Executive Vice President, General Counsel and Secretary

Dated: June 24, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 24, 2015